EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2005


                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-944                  41-0783184
---------------------------- ----------------------------- ---------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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          Item 8.01 Other Events

On November 15, 2005, the Company issued a press release announcing it will release its 2006 first quarter financial results on Tuesday, November 22, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Report.

          Item 9.01  Financial Statements and Exhibits

     [c]  Exhibits.

     99.1 Press Release, dated November 15, 2005, issued by Possis Medical, Inc.



                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    November 15, 2005
                                      POSSIS MEDICAL, INC.



                                      By:   /s/  Jules L. Fisher
                                           -------------------------------------
                                            Jules L. Fisher
                                            Vice President, Finance and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.        Description
 -----------        -----------

 99.1               Press Release, dated November 15, 2005, issued by Possis
                    Medical, Inc.